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                                 EXHIBIT 10.34
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                                      LEASE

                                     between

                            SECRETARIAT REALTY CORP.,

                                    Landlord,

                                       and

                                MASKA U.S., INC.,

                                     Tenant,

              DATED: JANUARY 18, 1994


              PREMISES: VOSE FARM ROAD,
                        PETERBOROUGH, NEW HAMPSHIRE



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                                TABLE OF CONTENTS


HEADING                                                             PAGE
-------                                                             ----
PREMISES.........................................................      1

TERM AND POSSESSION..............................................      1

FIXED RENT AND ADDITIONAL RENT...................................      2

IMPOSITIONS......................................................      3

USE OF PREMISES..................................................      4

CONDITION OF PREMISES, ALTERATIONS AND REPAIRS...................      5

INSURANCE........................................................      6

DAMAGE OR DESTRUCTION............................................      8

CONDEMNATION.....................................................      9

ASSIGNMENT AND SUBLETTING........................................     11

SUBORDINATION....................................................     14

OBLIGATIONS OF TENANT............................................     16

DEFAULT BY TENANT................................................     18

REMEDIES OF LANDLORD.............................................     20

NO WAIVER........................................................     21

ESTOPPEL CERTIFICATE.............................................     22

QUIET ENJOYMENT..................................................     23

SURRENDER........................................................     23

ACCESS...........................................................     23

MISCELLANEOUS PROVISIONS.........................................     24

Exhibits

Exhibit "A" -- Description of the Premises

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                                      LEASE

                  THIS LEASE, made as of the 18th day of January, 1994, between SECRETARIAT REALTY CORP., a Delaware corporation having an office c/o Beller & Keller, 415 Madison Avenue, New York, New York 10017 ("Landlord"), and MASKA U.S., INC., a Vermont corporation having an address at P.O. Box 381, Bradford, Vermont 05033 ("Tenant");

                               W I T N E S S E T H

                  The parties hereto, for themselves and their respective successors and assigns, hereby agree as follows:

                                    ARTICLE 1

                                    PREMISES

                  Section 1.1. Landlord, in consideration of the rents herein reserved and the terms, provisions, covenants and agreements on the part of Tenant to be kept, ;observed and performed, does hereby lease and demise unto Tenant, and Tenant does hereby hire and take from Landlord, all that certain plot, piece or parcel of land, situated in the Town of Peterborough, Hillsborough County, State of New Hampshire, as more particularly described in Exhibit "A" annexed hereto and made a part hereof (the "Land"), together with
(a) the building, building equipment and improvements erected or to be erected thereon (the "Building") and (b) all appurtenances, rights, interests, easements (exclusive and non-exclusive) and privileges relating to the Land and Building (the "Interests") (the Land, Building and Interests being hereinafter referred to as the "Premises").

                  SUBJECT TO any and all existing encumbrances, conditions, rights, covenants, easements and restrictions, whether recorded or unrecorded, and all zoning matters, building laws, regulations and codes, and such matters as may be disclosed by an accurate survey or inspection.

                  TO HAVE AND TO HOLD the Premises for the term, at the rent and upon the conditions hereinafter provided.

                                    ARTICLE 2

                               TERM AND POSSESSION

                  Section 2.1. The term (the "Term") of this Lease shall be twenty (20) years, commencing January 18, 1994 (the "Commencement Date") and expiring January 17, 2014 (the "Expiration Date"), unless sooner terminated as hereinafter provided or pursuant to law.

                  Section 2.2. Landlord and Tenant shall execute and deliver, and cause to be recorded, a notice of this Lease in accordance with New Hampshire law.

                                    ARTICLE 3

                         FIXED RENT AND ADDITIONAL RENT

                  Section 3.1. (a) Tenant shall pay to Landlord as fixed rent (the "Fixed Rent") for the Premises during the Term the following amounts:

                           (i) From the Commencement Date through and including
                  the day immediately preceding the tenth anniversary of the Commencement Date (the "Tenth Anniversary Date"), at the rate of Four Hundred Sixty Eight Thousand and no/100 Dollars ($468,000.00) per annum; and

                           (ii) From the Tenth Anniversary Date through and
                  including the Expiration Date, at the rate of Five Hundred Forty Thousand and no/100 Dollars ($540,000.00) per annum:

                  (b) The Fixed Rent shall be payable in equal monthly installments in advance on the first day of each and every month during the Term, without demand therefor and without offset or deduction of any kind whatsoever, except as herein specifically set forth. If the Commencement Date occurs on other than the first day of a calendar month, the installment of Fixed Rent for such first month shall be appropriately prorated.

                  Section 3.2. Tenant shall also pay and discharge as additional rent (the "Additional Rent") all other amounts, liabilities and obligations of whatsoever nature relating to the Premises, and all interest and penalties that may accrue thereon in the event of Tenant's failure to pay such amounts when due, and all damages, costs and expenses which Landlord may incur by reason of any default of Tenant or failure on Tenant's part to comply with the terms of this Lease, all of which Tenant hereby agrees to pay upon demand or as is otherwise provided herein. Upon any failure on the part of Tenant to pay any of the Additional Rent, Landlord shall have all rights, powers and remedies provided either in this Lease or by statute or otherwise in the case of non-payment of the Fixed Rent.

                  Section 3.3. All Fixed Rent and Additional Rent payable hereunder (collectively, "Rent") shall be made payable to Landlord and sent to Landlord c/o Yohalem, Gillman & Company, 477 Madison Avenue, New York, New York 10022; Attention, Richard Klass, CPA, or to such other person(s) or at such other place(s)

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
as may be designated by notice from Landlord to Tenant from time to time, and shall be made in lawful money of the United States.

                  Section 3.4. This Lease shall be deemed to be a "net lease" and Tenant shall pay to Landlord, absolutely net throughout the Term, the Rent, free of any charges, assessments, impositions or deductions of any kind and without abatement, deduction or set-off whatsoever and under no circumstances or conditions, whether now existing or hereafter arising, shall Landlord be expected or required to make any payment of any kind whatsoever or be under any other obligation or liability hereunder except as expressly set forth herein.

                                    ARTICLE 4

                                   IMPOSITIONS

                  Section 4.1. From and after the Commencement Date and throughout the Term, Tenant shall pay and discharge not later than twenty (20) days before any fine, penalty, interest or cost may be added thereto for the non-payment thereof, all taxes, assessments, water rents, sewer rents and charges, duties, impositions, license and permit fees, charges for public utilities of any kind, payments and other charges of every kind and nature whatsoever, ordinary or extraordinary, foreseen or unforeseen, general or special, together with any interest or penalties lawfully imposed upon the late payment thereof, which, pursuant to law, shall be levied, charged, assessed, imposed upon or become due and payable for or have become a lien on the Premises or any part thereof, any improvements or personal property in or on the Premises, the Rents and income payable by Tenant for the Premises or any use thereof and such franchises as may be appurtenant to the use and occupation of the Premises (all of the foregoing being hereinafter referred to as "Impositions"). Tenant, upon request from Landlord or Landlord's mortgagee, shall submit to Landlord or such mortgagee the proper and sufficient receipts or other evidence of payment and discharge of the same. If any Impositions are not paid when due, Landlord shall have the right but shall not be obligated to pay the same, provided Tenant does not contest the same as herein provided. If Landlord shall make such payment, it shall thereupon be entitled to repayment by Tenant on demand.

                  Section 4.2. Tenant shall have the right to protest and contest any Impositions imposed against the Premises or any part thereof, provided the same is done at Tenant's sole cost and expense and further provided that nonpayment will not subject the Premises or any part thereof to imminent sale or other liability by reason of such nonpayment. Landlord agrees to execute and deliver to Tenant any and all documents reasonably required for


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such purpose and to cooperate with Tenant in every respect in such contest, but without any cost or expense to Landlord.

                  Section 4.3. To the extent permitted by law, Tenant shall have the right to apply for the conversion of any Impositions to make the same payable in installments, and upon such conversion Tenant shall pay and discharge said installments as they shall become due and payable. Tenant shall pay all such deferred installments prior to the expiration or sooner termination of the Term, notwithstanding that such installments shall not then be due and payable; provided, however, that any Impositions (other than one converted by Tenant so as to be payable in installments as aforesaid) relating to a fiscal period of the taxing authority, a part of which is included in a period of time before the Commencement Date or after the Expiration Date, shall be adjusted between Landlord and Tenant as of the Commencement Date or Expiration Date, as the case may be, so that Landlord shall pay that portion of such Impositions which relate to that part of such fiscal period included in the period of time before the Commencement Date or after the Expiration Date, as the case may be, and Tenant shall pay the remainder thereof.

                  Section 4.4. If at any time during the Term, a tax or excise on Rents or other tax, however described, is levied or assessed against Landlord as a substitute in whole or in part for any Impositions theretofore payable by Tenant, Tenant shall pay and discharge such tax or excise on Rents or other tax before it becomes delinquent, and the same shall be deemed to be an Imposition levied against the Premises.

                  Section 4.5. Nothing in this Lease shall require or be construed to obligate Tenant to pay any franchise, excise, corporate, estate, inheritance or transfer tax of Landlord or any income or profits tax upon the income of Landlord.

                  Section 4.6. In the event that Landlord is required, pursuant to the terms of any mortgage encumbering all or any portion of the Premises, to make monthly tax escrow payments to the holder of such mortgage, Tenant agrees to pay on account of its obligations pursuant to this Article 4, together with the installment of Fixed Rent due with respect to any particular month, an amount equal to the tax escrow payment which Landlord is required to make for the month immediately succeeding the month to which such Fixed Rent payment relates.

                                    ARTICLE 5

                                 USE OF PREMISES

                  Section 5.1. The Premises may be used and occupied for warehouse, office or retail use, to the extent permitted by law.

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                  Section 5.2. Tenant shall not conduct its business operation in the Premises unless and until (and only during such time as) all necessary certificates of occupancy, permits, licenses and consents from any or all appropriate governmental authorities have been obtained by Tenant and are in full force and effect.

                  Section 5.3. Landlord shall, if necessary, execute any applications or documents which may be required by Tenant in connection with the operation of the Premises.

                                    ARTICLE 6

                 CONDITION OF PREMISES, ALTERATIONS AND REPAIRS

                  Section 6.1. Tenant has examined the Premises, is familiar with the physical condition thereof and is leasing the same in "as is" condition. Landlord has not made and does not make any representations or warranties as to the physical condition, expenses, operation and maintenance, or any other matter or thing affecting or related to the Premises.

                  Section 6.2. Tenant shall keep the Premises and the adjoining sidewalks and curbs, if any, clean, and in good condition and repair, free of accumulations of dirt, rubbish, snow and ice, and Tenant shall make all repairs (including structural repairs) and replacements and perform all maintenance necessary to maintain the Premises and any sidewalks and curbs in good condition and repair. Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations to the Premises and Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises.

                  Section 6.3. Landlord shall not be responsible for the cost of any alterations of or repairs to the Premises of any nature whatsoever, structural or otherwise, whether or not now in the contemplation of the parties.

                  Section 6.4. (a) Tenant shall not make any structural changes, alterations, installations, additions or improvements in or to the Premises, or any other changes, alterations, installations, additions or improvements for which the consent of a mortgagee of the Premises or any part thereof is required, without Landlord's prior written consent in each instance, which consent shall not be unreasonably withheld.

                  (b) Prior to making any changes, alterations, additions or installations, Tenant, at its expense, shall (i) obtain all permits, approvals and certificates required by any governmental authorities and (upon completion) certificates of

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final approval thereof; and (ii) carry and cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage and builder's risk insurance as Landlord may from time to time require.

                  Section 6.5. All fixtures, structures and other improvements installed in or upon the Premises at any time during the Term shall become the property of Landlord and shall remain upon and be surrendered with the Premises unless Landlord, by notice to Tenant no later than sixty (60) days prior to the Expiration Date, elects to have the same removed or demolished by Tenant, in which event the same shall be removed from the Premises by Tenant prior to the Expiration Date, at Tenant's expense. Nothing in this Article shall be construed to prevent the removal of trade fixtures by Tenant or Tenant's subtenants and licensees, but upon removal of any such trade fixtures from the Premises or upon removal of other installations as may be required by Landlord, Tenant or such subtenants or licensees shall immediately and at its or their expense repair and restore the Premises to the condition existing prior to such installation and Tenant or such subtenants or licensees shall repair any damage to the Premises caused by such removal. All property permitted or required to be removed by Tenant or such subtenants or licensees at the end of the Term remaining in the Premises after Tenant's removal shall be deemed abandoned and may, at the election of Landlord, either be retained as Landlord's property or may be removed from the Premises by Landlord at Tenant's expense. The provisions of this Section 6.5 shall survive the expiration or earlier termination of this Lease.

                  Section 6.6. In no event shall the Building or any other structure subsequently erected on the Premises be demolished without Landlord's prior written consent, which may be withheld in Landlord's sole discretion.

                                    ARTICLE 7

                                    INSURANCE

                  Section 7.1. Throughout the Term, Tenant shall, at its own cost and expense, provide and keep in force, for the benefit of Landlord and Tenant, (a) general or comprehensive public liability insurance protecting and indemnifying Landlord and Tenant against all claims for damages to person or property or for loss of life or of property occurring upon, in, or about the Premises, the streets, gutters, sidewalks, curbs and other areas adjacent thereto, if any, in limits of at least $1,000,000.00 combined single limit or such greater limits as may be required from time to time by the holder of any mortgage covering the Premises (or any part thereof), or as may be reasonably required

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from time to time by Landlord, consistent with insurance coverage on properties similarly constructed, occupied and maintained; (b) fire and casualty insurance in respect of the Premises and all installations, additions and improvements which may now or hereafter be erected thereon, insuring against loss or damage by fire and such other risks as are now or hereafter included in "extended coverage," in the amount of the full replacement value thereof as reasonably determined by Landlord from time to time; and (C) such other or further insurance, in such amounts and in such form, as is customarily obtained by owners of properties similarly constructed, occupied and maintained. Certificates of all such policies shall be delivered to Landlord promptly after the execution hereof. Such policies shall also be maintained with proper endorsements during any alterations, demolition or construction. All such policies of insurance under this Section 7.1 shall name Landlord as an additional insured.

                  Section 7.2. The insurance required by Section 7.1 above, at the option of Tenant, may be effected by blanket policies issued to Tenant covering the Premises and other properties owned or leased by Tenant, provided that the policies otherwise comply with the provisions of this Article 7 and allocate to the Premises the specified coverage, without possibility of reduction or coinsurance by reason of, or damage to, any other premises named therein, and if the insurance required by this Article 7 shall be effected by any such blanket policies, Tenant shall furnish to Landlord certificates of insurance satisfactory to Landlord, showing the insurance afforded by such policies applicable to the Premises and naming Landlord as an additional insured.

                  Section 7.3. Whenever under the terms of this Lease Tenant is required to maintain insurance for the benefit of Landlord, such insurance policies may be carried in favor of Landlord and Tenant, as their respective interests may appear. In the event that the Premises shall be subject to any mortgage, the insurance shall, if required by such mortgage, also be issued in the name of such mortgagee. The original of such policies, if required by any such mortgagee, shall be given to such mortgagee, and certificates thereof shall be delivered to Landlord. All insurance shall contain endorsements to the effect that such policies will not be modified, altered or cancelled without at least fifteen (15) days' prior written notice to Landlord and any such mortgagee and that the act or omission of Tenant will not invalidate the policy as to Landlord or such mortgagee.

                  Section 7.4. All of the above-mentioned insurance policies and/or certificates shall be obtained by Tenant and delivered to Landlord on or prior to the date hereof, and thereafter as provided for herein, and shall be written by insurance companies of recognized responsibility which are reasonably satisfactory to Landlord and any mortgagee.

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                  Section 7.5. At least thirty (30) days prior to the expiration of any policy or policies of such insurance, Tenant shall renew such insurance, by delivering to Landlord, within such period of time, the original policies or certificates of insurance, together with proof of payment of all premiums therefor.

                  Section 7.6. Tenant shall not violate, or permit to be violated, any of the conditions of any of such policies of insurance; and Tenant shall perform and satisfy the requirements of the companies writing such policies so that companies of good standing, reasonably satisfactory to Landlord, shall be willing to write and/or continue such insurance.

                  Section 7.7. Each party, at its own cost, shall procure an appropriate clause in, or endorsement to, any of its insurance policies covering the Premises or any interest therein, pursuant to which the insurer waives its right of subrogation against the other party, or, if such waiver should be unobtainable or unenforceable, (a) an express agreement that such policy shall not be invalidated if the insured waives the right of recovery against any party responsible for a casualty covered by the policy prior to the casualty or (b) any other form of permission for the release of the other party.

                  Section 7.8. Each party hereby releases the other party as to any claim (including a claim for negligence) which it might otherwise have against the other party for loss, damage or destruction to its property (including rental value or business interruption) occurring during the Term to the extent that it is insured under a policy containing a waiver of subrogation or permission to release liability or naming the other party as an additional insured, as provided in this Article 7.

                  Section 7.9. The waiver of subrogation or permission for release referred to in this Article 7 shall extend to the agents of each party and its and their employees and, in the case of Tenant, shall also extend to all other persons using or visiting the Premises. Nothing contained in this Article 7 shall be deemed to relieve Tenant of any duty imposed elsewhere in this Lease to repair, restore or rebuild or to nullify any provisions regarding the non-abatement of Rent provided for elsewhere in this Lease.

                                    ARTICLE 8

                              DAMAGE OR DESTRUCTION

                  Section 8.1. If the Premises or any part thereof shall be damaged by fire or other casualty, this Lease shall be unaffected thereby and shall continue in full force and effect.

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Tenant shall give immediate notice of any such damage to Landlord, and Tenant shall, at Tenant's sole cost and expense, cause such damage to be remedied or repaired by restoring the Premises to the condition existing immediately prior to such damage or destruction.

                  Section 8.2. Landlord agrees to make the net proceeds of the insurance required pursuant to Section 7.1 hereof available to Tenant for the repair and restoration of the Premises pursuant to Section 8.1, provided that this Lease shall not have been earlier terminated. The net proceeds of such insurance shall be received in trust by Tenant to be held for the sole purpose of paying the cost of repairing, replacing, restoring or rebuilding the Premises or the installations, additions and improvements so damaged, and the cost of making temporary repairs, or doing such work as may be necessary to protect the Premises against further injury and remove any hazards to persons or property. If the net insurance proceeds received by Tenant shall be insufficient to pay the full cost of such repair, replacement, restoration or rebuilding, Tenant shall complete the same and pay from its own monies any portion of such cost which exceeds such net insurance proceeds. If the net insurance proceeds received by Tenant shall exceed such costs, such excess shall belong to Tenant and shall be retained by Tenant following the completion of and payment for such work by Tenant.

                  Section 8.3. There shall be no abatement or reduction of Rent, or other sums payable by Tenant hereunder, by reason of any damage or destruction to the Building or any other improvements, or any part thereof, now or hereafter on the Premises, or by reason of any restoration, replacement, repairs or rebuilding.

                                    ARTICLE 9

                                  CONDEMNATION

                  Section 9.1. Whenever used in this Article, the following words shall have the meanings set forth below:

                  (a) "Condemnation" or "Condemnation Proceedings": any action or proceedings brought by competent authority for the purpose of any taking of the Premises or any part thereof as a result of the exercise of the power of eminent domain.

                  (b) "Taking": the event of vesting of title to the Premises or any part thereof in the competent authority pursuant to Condemnation.

                  (c)      "Vesting Date": the date of the Taking.

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                  Section 9.2. In the event of a Taking of all or substantially all of the Premises, this Lease shall terminate as of the Vesting Date and the Rent shall be apportioned to the date of termination.

                  Section 9.3. In the event of a partial Taking of the Premises (other than for a temporary use), this Lease shall continue in full force and effect as to the remaining portion of the Premises without any reduction or abatement of the Rent, subject to Tenant's obligation to complete the Restoration (hereinafter defined) of the remaining portion of the premises as nearly as practicable to its condition immediately prior to the Taking.

                  Section 9.4. In the event of any Taking, the proceeds of any award or payment shall be apportioned and paid, to the extent available, as follows:

                  (a) If applicable, Tenant first shall be entitled to an amount equal to the cost of Restoration.

                  (b) The holders of all mortgages then a lien on the Premises or any part thereof shall then be entitled to an amount equal to the outstanding principal balance of such mortgages and accrued and unpaid interest thereon.

                  (c) Landlord next shall be entitled to compensation equal to the fair market value of the Land and the Building and other improvements to the Premises or any part thereof made by Landlord or by any prior owner or prior tenant of the Premises, less the principal amount of any mortgage affecting Landlord's interest in the Premises received by any mortgagees under clause (b) above. For valuation purposes, the Land taken shall be considered as free and clear of all liens and encumbrances, including the lien of this Lease, as of the Vesting Date, and Landlord shall also be entitled to compensation equal to consequential damages to the Land and Building and such other improvements not so taken, if any.

                  (d) Landlord and Tenant next shall be entitled to their reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses incurred in connection with the Taking.

                  (e) Tenant next shall be entitled to receive such amount as may be awarded for its loss of the value of the unexpired Term, the value of the improvements or structures constructed by or paid for by Tenant, and its moving and relocation expenses.

                  (f) The balance of the award, if any, shall be payable to Landlord.

                  Section 9.5. In the event of a Taking of all or any portion of the Premises for a temporary use, the foregoing provisions of this Article shall be inapplicable thereto, this Lease shall continue in full force and effect without reduction or abatement of Rent and Tenant alone shall be entitled to make claim for, recover and retain any award recoverable in respect of such temporary use whether in the form of rental or otherwise. If the award is made in a lump sum covering a period beyond the Expiration Date or date of earlier termination of this Lease, Landlord also shall be entitled to make claim for and participate in the award, which shall be apportioned between Landlord and Tenant as of the Expiration Date or date of earlier termination of this Lease.


                  Section 9.6. In the event of a partial Taking of the Premises (other than for temporary use) Tenant, at its expense, shall commence and proceed with due diligence to repair or reconstruct the remaining portion of the Building to a complete architectural unit including, without limitation, temporary repairs, changes and installations required to accommodate subtenants and all other work incidental to and in connection with all of the foregoing (all such repair, reconstruction and work being referred to in this Article as "Restoration"), and the total award in the Condemnation Proceedings shall be apportioned and paid, to the extent available, as set forth in Section 9.4 hereof. If the portion of the award payable to Tenant pursuant to Section 9.4(a) shall be less than the cost of Restoration, Tenant shall pay the balance of the costs incurred in such Restoration as needed for the completion thereof.

                                   ARTICLE 10

                            ASSIGNMENT AND SUBLETTING

                  Section 10.1. (a) Tenant shall not, voluntarily, by operation of law or otherwise, except with the prior consent of Landlord, which may be given or withheld in Landlord's sole discretion, assign or otherwise transfer this Lease, or mortgage, pledge, encumber or otherwise hypothecate this Lease.

                  (b) If and so long as Tenant is a corporation or a partnership, the following shall be deemed to be an assignment of this Lease: one or more sales or transfers of stock or partnership interests (voluntarily, by operation of law or otherwise), or the issuance of new stock or partnership interests, as a result of which an aggregate of 50% or more of Tenant's stock or partnership interests shall be vested in a party or parties who are not stockholders or partners as of the date hereof, provided, however, that the foregoing shall not apply to transactions with a corporation or partnership into or with which Tenant is merged or consolidated or to which substan-tially all of Tenant's assets are transferred or to any corporation or partnership which controls Tenant or is under common control with Tenant. The provisions of this subparagraph (b) shall not apply to any corporation in which all the outstanding voting stock is listed on a national securities exchange or is traded in the over-the-counter market.

                  (c) If this Lease is assigned, whether or not in violation of the provisions of this Lease, Landlord may collect rent from the assignee. If the Premises or any part thereof is sublet or occupied by any person other than Tenant, Landlord may, after default by Tenant and expiration of Tenant's time to cure such default, collect rent from the subtenant or occupant. In either event, Landlord may apply the net amount collected to Fixed Rent and Additional Rent, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of any of the provisions of this Article, or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the performance of Tenant's obligations under this Lease. The consent by Landlord to any action described in subparagraph (a) of this Section 10.1 shall not relieve Tenant of the obligation to obtain the consent of Landlord to any other or further action described in subparagraph (a) of this section 10.1 not expressly permitted by this Article.

                  (d) Any assignment or transfer, whether or not Landlord's consent is required, shall be made only if and shall not be effective until the assignee executes, acknowledges and delivers to Landlord an agreement in form and substance reasonably satisfactory to Landlord whereby the assignee assumes the obligations of Tenant under this Lease and whereby the assignee agrees that the provisions of this Article shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. Notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Fixed Rent or Additional Rent by Landlord from an assignee, transferee, or any other person, the original Tenant herein named and any and all successors in interest of the original Tenant herein named shall remain fully liable (jointly and severally with any successor in interest, including the then Tenant) for the payment of Fixed Rent and Additional Rent and for the other obligations of Tenant under this Lease.

                  (e) The liability under this Lease of the original Tenant herein named and any successor in interest of the original Tenant herein named shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord with the then Tenant extending the time of, or modifying any of the obligations under, this Lease, or by any waiver or failure of

Landlord to enforce any of the obligations of Tenant under this Lease.

                  (f) The acceptance by Landlord of any check drawn by a person other than Tenant in payment of Fixed Rent or Additional Rent shall not operate to vest in any person any right or interest in this Lease or in the Premises, nor shall same be deemed to be the consent of Landlord to any assignment or transfer of this Lease.

                  (g) Tenant may sublet portions of the Premises from time to time (provided, however, that Tenant may not sublet all or substantially all of the Premises or the Building without Landlord's prior written consent, which may be withheld in Landlord's sole discretion). Such subletting shall be conditioned upon the following:

                           (i) no sublease shall be for a term ending later than the day before the Expiration Date,

                           (ii) no sublease shall be valid, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord, and

                           (iii) each sublease shall provide that it is subject


        and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, reentry or dispossess by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease and execute and deliver such instruments as Landlord may reasonably request to evidence and confirm such attornment, except that Landlord shall not be (1) liable for any previous act or omission of Tenant under such sublease, (2) subject to any offset which had accrued to such subtenant against Tenant, (3) bound by any prepayment of more than one month's rent or additional rent, (4) obligated to make any payment to or on behalf of such subtenant or to perform any work in the subleased space or the Building, or (5) required to account for any security deposit other than any actually delivered to Landlord.

                  Section 10.2. Immediately after the execution and delivery of this Lease, Tenant shall enter into a sublease with Brookstone Company, Inc. Covering a portion of the Premises (the "Brookstone Sublease"). Tenant shall comply in a timely manner with all of the obligations of the sublessor under the Brookstone Sublease.

                                   ARTICLE 11

                                  SUBORDINATION

                  Section 11.1. This Lease is subject and subordinate to all ground or underlying leases of all or part of the Premises and to all mortgages now in effect and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self operative and no further instrument of subordination shall be required by any ground or underlying lessee or by the holder of any mortgage affecting any such lease or the Land. To confirm such subordination, Tenant shall execute promptly any certificate or instrument that Landlord may reasonably request.

                  Section 11.2. The subordination of this Lease and Tenant's rights hereunder pursuant to Section 11.1 shall not be effective unless and until a ground or underlying lessee or the holder of a mortgage referred to in such Section 11.1 enters into an agreement with Tenant which provides that in the event of the acquisition of title by such lessee or holder, its designee or purchaser, upon termination of the ground or underlying lease, in a foreclosure proceeding or otherwise, and provided that Tenant is not in default hereunder beyond all applicable notice and grace periods, the lessee or holder, or such designee or purchaser will recognize the rights of Tenant under this Lease and accept Tenant as the tenant of the Premises under the terms and conditions of this Lease. Such agreement shall be in such form and contain such other customary provisions as are reasonably satisfactory to Tenant.

                  Section 11.3. Upon the request of a ground or underlying lessee or the holder of a mortgage to which this Lease is or becomes subordinate, Tenant shall (i) execute, acknowledge and deliver to such lessee or holder an agreement to attorn to such lessee or holder as landlord if such lessee or holder becomes the landlord hereunder, and/or (ii) execute, acknowledge and deliver to such lessee or holder an agreement that such lessee or holder shall not be:

                  (a) subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord);

                  (b) bound by any Fixed Rent, Additional Rent or other charge which Tenant might have paid for more than the current month to any prior landlord (including Landlord);

                  (c) liable for any act or omission of any prior landlord (including Landlord); or

                  (d) bound by any modification of this Lease made without the consent of such lessee or holder after Tenant shall have notice of such lessee or holder.

                  Section 11.4. If the holder of any mortgage requires that this Lease have priority over such mortgage, Tenant shall, upon request of such holder, execute, acknowledge and deliver to such holder an agreement acknowledging such priority.

                  Section 11.5. If, in connection with the financing of the Premises, any lending institution shall request reasonable modifications of this Lease that do not materially and adversely affect the rights and obligations of Tenant, Tenant shall make such modifications as shall be requested by such lending institution.

                  Section 11.6. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of which Tenant has been given prior notice, specifying the act or failure to act on the part of Landlord which would result in Tenant having such rights; and (ii) such mortgagees (or any of them), after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter; but nothing contained in this Section 11.6 shall be deemed to impose any obligation on any such mortgagee to correct or cure any such condition. "Reasonable time" as used above means a reasonable time to obtain possession of the Premises if necessary for cure, if the mortgagee elects to do so, and a reasonable time, not less than thirty (30) days thereafter, to correct or cure the condition if such condition is determined to exist.

                  Section 11.7. No assignment of this Lease for which Landlord's consent is required and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify this Lease so as to reduce the Fixed Rent or Additional Rent, change the Term, or otherwise materially change the rights of Landlord under this Lease, or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to in writing by Landlord's mortgagees; provided that Landlord shall have notified Tenant of the name and address of such mortgagees prior to the execution and delivery of the agreement or document in question.

                  Section 11.8. Notice is hereby given to Tenant that Landlord's mortgagees are (i) Peterborough Savings Bank, 35 Main

Street, Peterborough, New Hampshire 03458 and (ii) Univalor, S.A., 6 Place Chevelu, 1201 Geneva, Switzerland.

                                   ARTICLE 12

                              OBLIGATIONS OF TENANT

                  Section 12.1. Tenant shall promptly comply with all laws, ordinances, orders, rules, regulations, and requirements of all Federal, state, municipal or other governmental or quasi-governmental authorities or bodies then having jurisdiction over the Premises (or any part thereof) and/or the use and occupation thereof by Tenant, of every nature and kind, whether any of the same relate to or require (i) structural changes to or in and about the Premises, or
(ii) changes or requirements incident to or as the result of any use or occupation thereof or otherwise, and Tenant shall so perform and comply, whether or not such laws, ordinances, orders, rules, regulations or requirements shall now exist or shall hereafter by enacted or promulgated, and whether or not the same may be within the present contemplation of the parties hereto.

                  Section 12.2. Tenant shall indemnify Landlord against and save harmless Landlord from (a) any and all liabilities, claims, causes of actions, suits, damages and expenses (collectively, "Claims") arising from (i) the use, occupancy, conduct of business in or management of the Premises, (ii) any work or thing whatsoever done, or any condition created in or about the Premises during the Term or (iii) any negligent or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents, or contractors; and (b) all costs, expenses and liabilities incurred, including attorney's fees, in connection with any of such Claims. If any action or proceeding shall be brought against Landlord by reason of any such Claims, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Landlord. The provisions of this Section 12.2 shall survive the expiration or earlier termination of this Lease.

                  Section 12.3. (a) If at any time prior to, or during the Term (or within the statutory period thereafter if attributable to Tenant or Tenant's subtenants or licensees), any mechanic's or other lien or order for payment of money, which shall have been either created by, caused (directly or indirectly) by, or suffered against Tenant or Tenant's subtenants or licensees, shall be filed against the Premises or any part thereof, Tenant, at its sole cost and expense, shall cause the same to be discharged by payment, bonding or otherwise, as provided by law, within thirty
(30) days after notice to Tenant of the filing thereof, but nothing herein contained shall in any wise prejudice the rights of Tenant to contest any such lien to final judgment or decree. Tenant shall, upon notice and request in writing by Landlord, defend for Landlord, at Tenant's sole cost and expense, any action or proceeding which may be brought on or for the enforcement of any such lien or order for payment of money, and will pay any damages and satisfy and discharge any judgment entered in such action or proceeding and save harmless Landlord from any liability, claim or damage resulting therefrom. In default of Tenant's procuring the discharge of any such lien as aforesaid Landlord may, without notice, and without prejudice to its other remedies hereunder, procure the discharge thereof by bonding or payment or otherwise, and all cost and expense which Landlord shall incur shall be paid by Tenant to Landlord as Additional Rent forthwith. The provisions of this subparagraph (a) shall survive the expiration or earlier termination of this Lease.

                  (b) Landlord shall not under any circumstances be liable to pay for any work, labor or services rendered or materials furnished to or for the account of Tenant upon or in connection with the Premises, and no mechanic's or other lien for such work, labor or services or material furnished shall, under any circumstances, attach to or affect the reversionary interest of Landlord in and to the Premises or any alterations, repairs, or improvements to be erected or made thereon. Nothing contained in this Lease shall be deemed or construed in any way as constituting the request or consent of Landlord, either express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor or the furnishing of any materials for any specific improvement, alteration to or repair of the Premises or any part thereof, nor as giving Tenant any right, power or authority to contract for or permit the rendering of any services or the furnishing of any materials on behalf of Landlord that would give rise to the filing of any lien against the Premises.

                  Section 12.4. Neither Landlord nor Landlord's agents, officers or employees shall be liable for any loss of or damage to the property of Tenant or others by reason of casualty, theft or otherwise, or for any injury or damage to persons or property resulting from any cause.

                  Section 12.5. Landlord shall not be required to furnish to Tenant any facilities or services of any kind whatsoever, including, but not limited to, water, steam, heat, gas, oil, hot water or electricity, all of which Tenant will obtain from the municipality or public utility supplying the same, at Tenant's sole cost and expense.

                                   ARTICLE 13

                                DEFAULT BY TENANT

                  Section 13.1. Each of the following shall be deemed an event of default (an "Event of Default") and a breach of this Lease by Tenant:

                           (a) If the Fixed Rent shall not be paid as and when
                  the same shall become due and payable and such default shall continue for five (5) days after written notice by Landlord to Tenant.

                           (b) If any Additional Rent shall not be paid as and
                  when the same shall become due and payable, and such default shall continue for ten (10) days after written notice by Landlord to Tenant.

                           (c) If Tenant shall default in the performance or
                  observance of any of the other agreements, conditions, covenants or terms herein contained, and such default shall continue for thirty (30) days after written notice by Landlord to Tenant, or if such default is of such a nature that it cannot be completely remedied with said thirty (30) day period, if Tenant shall not commence within such thirty (30) day period to remedy such default and/or thereafter diligently prosecute the same to completion.

                           (d) If (i) Tenant shall commence any case, proceeding
                  or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to Tenant, or seeking to adjudicate Tenant a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to Tenant or Tenant's debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for Tenant or for all or any substantial part of Tenant's property; or (ii) Tenant shall make a general assignment for the benefit of Tenant's creditors; or (iii) there shall be commenced against Tenant any case, proceeding or other action of a nature referred to in clause (i) above or seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of Tenant's property, which case, proceeding or other action (x) results in the entry of an order for relief or (y) remains undismissed, undischarged or unbonded for a period of sixty
                  (60) days; or (iv) Tenant shall take any action consenting to or approving any of the acts set forth in clause (i), (ii) or (iii) above; or (v) Tenant shall be unable to pay Tenant's debts as they become due or shall admit in writing Tenant's inability to pay its debt as they become due.

                  Section 13.2. Upon the occurrence of any one or more Events of Default, Landlord shall have the right thereafter to terminate and end this Lease and the Term hereby granted, as well as all of the right, title and interest of Tenant hereunder, by giving to Tenant a written notice of the termination of this Lease. Upon the expiration of the time fixed in such termination notice, which shall not be less than three (3) days after the giving thereof, this Lease and the Term hereby granted, as well as all of the right, title and interest of Tenant hereunder, shall wholly cease and expire in the same manner, and with the same force and effect (except as to Tenant's liability as hereinafter provided) as if the expiration of time fixed in such notice were the end of the Term herein originally demised; and Tenant shall then immediately quit and surrender to Landlord the Premises, and Landlord may enter into or repossess the Premises, whether by summary proceedings or otherwise; and Tenant hereby waives any and all rights to recover or regain possession of the Premises or to reinstate or to redeem this Lease, as permitted or provided by any statute, law or decision now or hereafter in force; and Tenant hereby also waives the service of any further notice demanding Rent, or of intention to reenter, as provided by any present or future statute, law or decision. Tenant further waives its right and agrees not to interpose any counterclaim in any summary proceedings which may be brought by Landlord against Tenant.

                  Section 13.3. In the event of a cancellation or termination of this Lease, either by operation of law, or by the issuance of a warrant of dispossess, or by the service of a notice of termination as above provided, or otherwise, for any cause or causes whatsoever, except by condemnation by public or private authority as herein provided, Tenant shall, nevertheless, remain liable to Landlord to pay a sum equal to the Fixed Rent and Additional Rent herein reserved for the balance of the Term; and Landlord may, without notice, repair or alter the Premises in such manner as Landlord may deem necessary or advisable and/or let or relet the Premises, and any and all parts thereof, for the whole, or any part, of the remainder of the original Term, or for any period of time beyond the expiration of the original Term, in Landlord's name, or as the agent of Tenant, and, out of any rent so collected and received, Landlord first shall retain for Landlord's own account the costs and expenses of retaking, repossessing, repairing and/or altering the premises, and the expense of removing all persons and property therefrom, and second, retain for Landlord's own account any cost or expense sustained in securing any new tenant or tenants, and third, retain for Landlord's own account any balance remaining on account of the liability of Tenant to Landlord for the sum equal to the Rent reserved herein and unpaid by Tenant for the remainder of the Term.

                  Section 13.4. Should any rent so collected by Landlord after the application of funds described above be insufficient fully to pay to Landlord a sum equal to the Fixed Rent and Additional Rent stipulated for herein, the balance or deficiency shall be paid by Tenant on the days above specified for the payment of Rent; that is, upon each of such days, Tenant shall pay to Landlord the amount of the deficiency then existing; and Tenant hereby agrees to be and remain liable for any such deficiency. The right of Landlord to recover from Tenant the amount thereof, or a sum equal to the amount of Fixed Rent and Additional Rent herein reserved, if there shall be no reletting, shall survive the issuance of any warrant of dispossess, or other termination of this Lease; and Tenant hereby expressly waives any defense that might be predicated upon the issuance of such warrant of dispossess, or other termination or cancellation of the Term.

                  Section 13.5. A suit or suits for the recovery of such deficiency or damages, or for a sum equal to any installment or installments of Fixed Rent or Additional Rent due hereunder, may be brought by Landlord, from time to time, at Landlord's election, and nothing herein contained shall be deemed to require Landlord to await the date whereon this lease, or the Term, would have expired by limitation, had there been no such default by the Tenant or no such termination or cancellation.

                                   ARTICLE 14

                              REMEDIES OF LANDLORD

                  Section 14.1. If Tenant shall default in the performance or observance of any of the agreements, conditions or covenants herein contained, which default remains uncured after the period for curing such default shall have elapsed, Landlord may immediately, or at any time thereafter, perform the same for the account of Tenant, and any amount paid, or any expense or liability incurred, by Landlord in the performance of the same, shall be deemed to be Additional Rent payable forthwith by Tenant; and Landlord shall have the right to enter the Premises (by force or otherwise) for the purpose of correcting or remedying such default and to remain therein until the same shall have been corrected or remedied.

                  Section 14.2. In the event Tenant shall fail to pay any Imposition or any insurance premium under Article 7 hereof, or any other sums due pursuant to this Lease other than Fixed Rent, Landlord may, but shall not be required to, pay any such items,

MISSING PAGE 21 (notation in original file) deemed to waive or affect the right of Landlord or Tenant to enforce the same agreement, condition, covenant or term in the event of a subsequent default or breach.

                  Section 15.3. The receipt by Landlord of Rent with knowledge of the breach of any of the terms, covenants or conditions of this Lease shall not be deemed a waiver of such breach. The acceptance of any check or payment bearing or accompanied by any endorsement, legend or statement shall not, of itself, constitute any change in or termination of this Lease or be deemed an accord and satisfaction. No surrender of the Premises by Tenant (prior to any termination of this Lease) shall be valid unless consented to in writing by Landlord.

                                   ARTICLE 16

                              ESTOPPEL CERTIFICATE

                  Section 16.1. Tenant agrees that it shall, at any time and from time to time upon not less than ten (10) days' prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), the dates to which the Fixed Rent and Additional Rent have been paid, and stating whether or not Landlord is in default in keeping, observing or performing any term, covenant, agreement, provision or condition contained in this lease (and, if in default, specifying each such default), the Commencement Date and Expiration Date for the Term and any other matters reasonably requested by Landlord; it being intended that any such statement delivered pursuant to this Article 16 may be relied upon by Landlord or any prospective mortgagee or any assignee of any mortgage upon the Premises or any prospective purchaser of Landlord's interest in the Premises.

                  Section 16.2. Landlord agrees that it shall, at any time and from time to time upon not less than ten (10) days' prior notice by Tenant, execute, acknowledge and deliver to Tenant a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been any modifications, that the Lease is in full force and effect as modified and stating the modifications), the dates to which the Fixed Rent and Additional Rent have been paid, whether or not Tenant is in default in keeping, observing or performing any term, covenant, agreement, provision or condition contained in this Lease (and, if in default, specifying each such default), the Commencement Date and Expiration Date for the Term and any other matters reasonably requested by Tenant; it being intended that any such statement delivered pursuant to this
Article 16 may
be relied upon by Tenant or any prospective assignee of Tenant's interest under this Lease which is approved by Landlord.

                                   ARTICLE 17

                                 QUIET ENJOYMENT

                  Section 17.1. Tenant, upon payment of the Rent herein reserved and upon the due performance and observance of all the covenants, conditions and agreements herein contained on Tenant's part to be performed and observed, shall at all times during the Term peaceably and quietly have, hold and enjoy the Premises, subject, nevertheless, to the terms and provisions of this Lease. No failure by Landlord to comply with the foregoing covenant shall give Tenant any right to cancel or terminate this Lease or to abate, reduce or make a deduction from or offset against the Fixed Rent or any Additional Rent, or to fail to perform any other obligation of Tenant hereunder, but nothing herein shall prevent Tenant from obtaining such injunctive relief against Landlord as may be appropriate.

                                   ARTICLE 18

                                    SURRENDER

                  Section 18.1. Tenant shall, on the last day of the Term, or upon the earlier termination of this Lease, quit and surrender to Landlord the Premises vacant, free of all equipment, furniture and other personal property, and in good order and condition, reasonable wear and tear excepted, and Tenant shall remove or demolish all of the fixtures, fences, railings, structures and other improvements which Landlord shall elect pursuant to Section 6.5 hereof. Tenant's obligation to observe and perform this covenant shall survive the expiration or earlier termination of this Lease.

                  Section 18.2. Upon the expiration of the Term, all Fixed Rent and Additional Rent and other items payable by Tenant under this Lease shall be apportioned as of the date of termination.

                                   ARTICLE 19

                                     ACCESS

                  Section 19.1. Landlord shall at all times during the Term have the right and privilege to enter the Premises at reasonable times during business hours for the purpose of inspecting the same or for the purpose of showing the same to prospective purchasers or mortgagees thereof. Landlord shall also have the right and privilege during the last full year of the Term (i) to enter the Premises at reasonable times during business hours for the purpose of exhibiting the same to prospective new tenants and (ii) to display the customary "To Let" and "For Sale" signs at the Premises. Such right of access shall not be construed as obligating Landlord to make any repairs or replacements to the Premises or as obligating Landlord to make any inspection or examination of the Building.

                                   ARTICLE 20

                            MISCELLANEOUS PROVISIONS

                  Section 20.1 Landlord and Tenant hereby waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, Tenant's use or occupancy of the Premises, and/or any claim of injury or damage, excluding any claim for personal injury or property damage.

                  Section 20.2. (a) The term "Landlord" as used herein shall mean only the owner or the mortgagee in possession for the time being of the Premises, so that in the event of any sale, transfer or conveyance of the Premises, so that in the event of any sale, transfer or conveyance of the Premises Landlord shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser, transferee or grantee at any such sale, transfer or conveyance that such purchaser, transferee or grantee has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

                  (b) The term "Tenant" as used herein shall mean the tenant named herein, and from and after any valid assignment or transfer of Tenant's interest under this Lease pursuant to the provisions of Article 10 shall mean only the assignee or transferee thereof; but the foregoing shall not release the assignor or transferor from liability under this Lease except if expressly so agreed by Landlord in writing.

                  (c) The words "re-enter" and "re-entry" as used herein shall not be restricted to their technical legal meaning.

                  (d) The use herein of the neuter pronoun in any reference to Landlord or Tenant shall be deemed to include any individual Landlord or Tenant, and the use herein of the words "successors and assigns" or "successors or assigns" of Landlord or Tenant shall be deemed to include the heirs, executors, administrators, and representatives of any individual Landlord or

Tenant. All terms used herein shall include any number or gender, as the context may require.

                  (e) If Landlord or any successor in interest is in breach or default with respect to its obligations or otherwise under this Lease, Tenant shall look for the satisfaction of Tenant's damages, rights and remedies solely to the equity of Landlord or its successor in interest in the Premises, and Landlord and its successors in interest shall have no personal liability therefor.

                  Section 20.3. The headings herein are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease.

                  Section 20.4. This Lease shall be governed by and construed in accordance with the laws of the State of New Hampshire.

                  Section 20.5. This Lease contains the entire agreement between the parties and may not be extended, renewed, terminated or otherwise modified, nor may any provision hereof be waived, in any manner except by an instrument in writing executed by the party against whom enforcement of the same is sought.

                  Section 20.6. The agreements, terms, covenants and conditions herein shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives, successors and, except as is otherwise provided herein, their assigns.

                  Section 20.7. Notice whenever provided for herein shall be in writing and shall be given either by personal service with acknowledgment of receipt or by certified or registered mail, return receipt requested, to the persons and at the addresses hereinabove set forth, or to such other persons or at such other addresses as may be designated from time to time by written notice from either party to the other. Notices shall be deemed given on the date of personal service thereof or two (2) business days after the mailing thereof in accordance with this Section 20.7.

                  Section 20.8. If any provision of this Lease shall be invalid or unenforceable, the remainder of the provisions of this Lease shall not be affected thereby and each and every provision of this Lease shall be enforceable to the fullest extent permitted by law.

                  Section 20.9. Landlord and Tenant each represents and warrants to the other that it has not dealt with any real estate broker in connection with this Lease.

                  Section 20.10. Tenant is and shall be in exclusive control and possession of the Premises, and Landlord shall not, in any event whatsoever, be liable for any injury or damage to any property or to any person happening in, on or about the Premises, nor for any injury or damage to any property of Tenant, or of any other person contained therein.

                  Section 20.11. (a) Tenant covenants that (i) at all times during the Term it shall cause the Premises to be free of contamination from any substance or material presently identified to be toxic or hazardous according to any applicable federal, state or local statute, rule, ordinance, code, guideline or regulation (collectively, the "Environmental Law"), including, without limitation, any asbestos, pcb, radioactive substance, methane, volatile hydrocarbons, industrial solvents or any other material or substance which has in the past or could presently or at any time in the future cause or constitute a health, safety or other environmental hazard to any person or property; (ii) it will not during the Term cause or suffer to occur a discharge, spillage, uncontrolled loss, seepage or filtration of oil or petroleum or chemical liquids or solids, liquid or gaseous products or hazardous waste (a "spill"), or hazardous substance at, upon, under or within the Premises or any contiguous real estate; (iii) it will not be involved in operations at or near the Premises which could lead to the imposition on Landlord or Tenant of liability or the creation of a lien on the Premises or any portion thereof under the Environmental Law or under any similar applicable laws or regulations; and (iv) it will not permit any subtenant or occupant of the Premises to engage in any activity that could lead to the imposition of liability on such subtenant or occupant, Tenant or Landlord, or the creation of a lien on the Premises or any part thereof, under the Environmental Law or any similar applicable laws or regulations. Notwithstanding the above, Tenant may maintain at the Premises or permit its subtenants and licensees to maintain at the Premises such hazardous substances as may be incidental to Tenant's agreed upon use of the Premises, provided the ame are not used in any manner that would violate the Environmental Law.

                  (b) Tenant shall comply strictly and in all respects with the requirements of the Environmental Law and related regulations and with all similar applicable laws and regulations and shall notify Landlord promptly in the event of any spill or hazardous substance upon the Premises, and shall promptly forward to Landlord copies of all orders, notices, permits, applications or other communications and reports in connection with any such spill or hazardous substance or any other matters relating to the Environmental Law or related regulations or any similar applicable laws or regulations, as they may affect the Premises.

                  (c) Tenant shall indemnify Landlord and hold Landlord harmless from and against all loss, liability, damage and expense

(including, without limitation, attorneys' fees and disbursements) suffered or incurred by Landlord and attributable to Tenant or persons or entities acting by, through or under Tenant (i) under or on account of the Environmental Law or related regulations or any similar applicable laws or regulations, including the assertion of any lien thereunder; (ii) with respect to any spill or hazardous substance affecting the Premises or any part thereof, whether or not the same originates or emanates from the Premises or any contiguous property, including any loss of value of the Premises as a result of a spill or hazardous substance, and (iii) with respect to any other matter affecting the Premises within the jurisdiction of the Environmental Protection Agency, or the New Hampshire Department of Environmental Services or their successors.

                  (d) In the event of any spill or hazardous substance affecting the Premises, whether or not the same originates or emanates from the Premises or any such contiguous real estate, and/or if Tenant shall fail to comply with any of the requirements of the Environmental Law, Landlord may at its election, but without the obligation to do so, give such notice and/or cause such work to be performed at the Premises and/or take any and all other actions as Landlord shall deem necessary or advisable in order to remedy said spill or hazardous substance or cure said failure of compliance, and any amounts paid as a result thereof which are attributable to Tenant's acts or omissions, or acts or omissions of persons or entities by, through or under Tenant (together with interest thereon at the rate set forth in Section 14.2 of this Lease), from the date of payment by Landlord, shall be immediately due and payable by Tenant to Landlord as Additonal Rent.

                  (e) The obligations and indemnitites contained in this Section
21.11 shall survive the expiration of this Lease.

                                            LANDLORD

                                            SECRETARIAL REALTY CORP.


                                            By: /s/
                                                __________________________
                                                Title: President



                                            TENANT

                                            MASKA U.S., INC.


                                            By: /s/
                                                __________________________
                                                Title: Secretary

                                    EXHIBIT A

                               DESCRIPTION OF LAND

Parcel 1         A certain tract of land located on Vose Farm Road in
         Peterborough, New Hampshire, shown as containing 21.180 acres on a plan entitled, "Peterborough Industrial Development Corp., Vose-Starkweather Land, Peterborough, N.H.," by Thomas F. Moran, dated Dec. 23, 1971, last revised July 18, 1974, recorded in the Hillsborough County Registry of Deeds as Plan No. 7652.

Parcel 2         A certain tract of land, with any improvements thereon, located off Vose Farm Road in Peterborough, New Hampshire, shown as Parcel 4, having an area of 1.879 acres, on a plan entitled, "Subdivision Plan of Land, Peterborough Industrial Development Corp., Vose-Starkweather Land, Peterborough, N.H.," by Thomas F. Moran, dated September 6, 1977, recorded in the Hillsborough County Registry of Deeds as Plan No. 10804, together with a fifty foot easement for access and utilities between the above described premises and Vose Farm Road as shown on said plan insofar as said easement may be appurtenant to said premises.